SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 17, 2004

Date of Report (date of earliest event reported)

CUBIC CORPORATION

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue
San Diego, California 92123
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02(d)             Election of Director

Robert D. Weaver, CPA, was elected to the Board of Directors on November 16, 2004.  There are no arrangements between Mr. Weaver and any other persons pursuant to which Mr. Weaver was selected as a Director.

Mr. Weaver has become a member of the Audit Committee and has been named as “Audit Committee Financial Expert”.

Mr. Weaver has had no transaction with management or other persons described in Item 404(a) of Regulation SK.

Item 9.01 Financial Statements and Exhibits.

There are no exhibits to this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date	November 17, 2004
/s/ William L. Hoese
William L. Hoese
Corporate Secretary and Assistant General Counsel